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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): July 21, 2008

                  REINSURANCE GROUP OF AMERICA, INCORPORATED
            (Exact Name of Registrant as Specified in its Charter)

          MISSOURI                     1-11848                 43-1627032
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)        Identification Number)




          1370 TIMBERLAKE MANOR PARKWAY, CHESTERFIELD, MISSOURI 63017
                    (Address of Principal Executive Office)




      Registrant's telephone number, including area code: (636) 736-7000




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     /X/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 21, 2008, Reinsurance Group of America, Incorporated issued a press release announcing its earnings for the three-month period ended June 30, 2008 and providing certain additional information. The press release also notes that a conference call will be held on July 22, 2008 to discuss the financial and operating results for the three-month period ended June 30, 2008. A copy of the press release is furnished with this report as Exhibit 99.1 and shall not be deemed filed pursuant to Instruction B.2 of Form 8-K.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with MetLife's proposed divestiture of its stake in RGA, RGA has filed with the U.S. Securities and Exchange Commission (SEC) a registration statement on Form S-4 (File No. 333-151390), which includes a preliminary proxy statement/prospectus related to the Recapitalization and a preliminary prospectus relating to the Split-Off. At the appropriate time, MetLife will file with the SEC a statement on Schedule TO. Investors and holders of RGA and MetLife securities are strongly encouraged to read the registration statement and any other relevant documents filed with the SEC, including the final proxy statement/prospectus relating to the Recapitalization, the final prospectus relating to the Split-Off and related Split-Off materials and the tender offer statement on Schedule TO (when available), as well as any amendments and supplements to those documents, because they will contain important information about RGA, MetLife, and the proposed transactions. The final proxy statement/prospectus relating to the Recapitalization and related transactions will be mailed to shareholders of RGA and the final prospectus relating to the Split-Off, related split-off materials and the tender offer statement on Schedule TO will be mailed to stockholders of MetLife. Investors and security holders will be able to obtain free copies of the registration statement, the final proxy statement/prospectus relating to the Recapitalization and the final prospectus relating to the Split-Off and related Split-Off materials and the tender offer statement on Schedule TO (when available) as well as other filed documents containing information about MetLife and RGA, without charge, at the SEC's web site (www.sec.gov). Free copies of RGA's filings also may be obtained by directing a request to RGA, Investor Relations, by phone to (636) 736-7243, in writing to Mr. John Hayden, Vice President-Investor Relations, Reinsurance Group of America, Incorporated, 1370 Timberlake Manor Parkway, Chesterfield, Missouri, 63017, or by email to investrelations@rgare.com. Free copies of MetLife's filings may be obtained by directing a request to MetLife, Investor Relations, by phone to (212) 578-2211, in writing to MetLife, Inc., 1 MetLife Plaza, Long Island City, NY 11101, or by email to metir@metlife.com. Neither RGA, MetLife nor any of their respective directors or executive officers or any dealer manager, if any, that may be appointed with respect to the Split-Off makes any recommendation as to whether you should participate in the Split-Off.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Such an offer may be made solely by a prospectus meeting the requirements of
Section 10 of the U.S. Securities Act of 1933, as amended. Accordingly, neither the proxy solicitation for the Recapitalization nor the Offer for the outstanding shares of MetLife common stock pursuant to the Split-Off described in this communication has commenced. At the time that the contemplated Split-Off is commenced, MetLife will file a statement on Schedule TO with the SEC. The distribution of this communication may, in some countries, be restricted by law or

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regulation. Accordingly, persons who come into possession of this document should inform themselves of and observe these restrictions.

PARTICIPANTS IN THE SOLICITATION

RGA, MetLife and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from RGA's shareholders with respect to the proposed transaction. Information regarding the directors and executive officers of RGA is included in its definitive proxy statement for its 2008 Annual Meeting of Shareholders filed with the SEC on April 9, 2008. Information regarding the directors and officers of MetLife is included in the definitive proxy statement for MetLife's 2008 Annual Meeting of Shareholders filed with the SEC on March 18, 2008. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, is set forth in the amended registration statement filed with the SEC on July 10, 2008, as may be further amended from time to time, the proxy statement/prospectus relating to the Recapitalization, the prospectus relating to the Split-Off and other materials to be filed with the SEC in connection with the proposed transactions.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits

         Exhibit No.    Exhibit
         -----------    -------

           99.1 Press Release of Reinsurance Group of America, Incorporated dated July 21, 2008


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    REINSURANCE GROUP OF AMERICA, INCORPORATED

Date:  July 21, 2008                By: /s/ Jack B. Lay
                                        --------------------------------------
                                        Jack B. Lay
                                        Senior Executive Vice President and
                                        Chief Financial Officer


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                                 EXHIBIT INDEX


         Exhibit No.    Exhibit
         -----------    -------

           99.1 Press Release of Reinsurance Group of America, Incorporated dated July 21, 2008.